UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 12, 2016

GALENA BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Crow Canyon Place, Suite 380, San

Ramon, CA 94583

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 855-4253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Amendment to Securities Purchase Agreement

Galena Biopharma, Inc. (the “Company”) is party to a Securities Purchase Agreement, by and among the Company and among CVI Investments, Inc. (“CVI”), Sabby Volatility Warrant Master Fund, Ltd. (“Sabby Volatility”) and Sabby Healthcare Master Fund, Ltd. (“Sabby Healthcare” and collectively with Sabby Volatility and CVI Investments, the “Purchasers”), dated as of July 7, 2016 (the “Agreement”). On July 12, 2016, the Company entered into the First Amendment to Securities Purchase Agreement with the Purchasers (the “Amendment”). The Amendment amends the Agreement and provides that on or after 75 days from July 7, 2016, the Company will not be restricted from making issuances or sales of, or any other transactions involving, securities of the Company pursuant to its existing Purchase Agreement, dated as of November 18, 2014, by and between the Company and Lincoln Park Capital, LLC, (“LPC”) as it may amended from time to time (the “LPC Agreement”).

The LPC Agreement was previously filed as Exhibit 10.1 to the Company’s Form 8-K filed on November 20, 2014. Under the terms of the LPC Agreement, LPC initially purchased 2,500,000 shares of the Company’s common stock (the “Initial Purchase”). Additionally, the Company has the right over the 36-month term of the LPC Agreement, subject to certain conditions, to direct LPC to purchase up to 400,000 shares of the Company’s common stock per business day as often as every other business day (not to exceed $2,000,000 in total purchase proceeds per purchase date) up to an aggregate purchase amount of $50,000,000 (excluding the Initial Purchase). As of July 13, 2016, the Company has sold approximately $8,000,000 (excluding the Initial Purchase) of its common stock to LPC under the terms of the LPC agreement.

Amendment to JGB Registration Rights Agreement

On May 10, 2016, the Company and JGB (Cayman) Newton Ltd. (“JGB”) entered into a Registration Rights Agreement pursuant to which the Company agreed to file an initial registration statement under the Securities Act of 1933, as amended, seeking to register the resale by JGB of 2,000,000 shares underlying warrants issued by the Company in connection with a debt financing transaction between the Company and JGB. The terms of the Registration Rights Agreement and such debt financing transaction were previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, as filed with the Commission on May 10, 2016. Under the terms of the Registration Rights Agreement, the Company agreed to file such initial registration statement by July 15, 2016. On July 13, 2016, the Company and JGB agreed to extend the date by which such initial registration statement shall be filed to July 22, 2016.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment to Securities Purchase Agreement, dated as of July 12, 2016, by and between Galena Biopharma, Inc. and each purchaser identified on the signature pages therein, amending the Securities Purchase Agreement, dated as of July 7, 2016, by and among the Company and the purchasers named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 18, 2016	GALENA BIOPHARMA, INC.

	By:	/s/ Mark W. Schwartz
Mark W. Schwartz President & Chief Executive Officer